Back to Form 8-K
Exhibit 99.3

Kenneth A. Burdick
Chief Executive Officer

November 17, 2016

This is an important day for the Universal American and WellCare families. Earlier this morning, we announced that WellCare has entered into an agreement to acquire Universal American, a respected and admired company. I’m very excited to know that our companies will move forward together, joined in the common mission of partnering with providers and governments to improve the quality and cost of healthcare for the people we serve. From the start of this process, we’ve been highly impressed not only with the strong quality of Universal American’s Medicare Advantage health plans and successful Healthy Collaboration® model, but also with the talent and dedication of the company’s MA and ACO leadership teams, which will continue to be led by Erin Page and Jeff Spight.
Strategically, the acquisition of Universal American contributes to WellCare’s multi-year growth plan in a number of important ways:

•	Expands our Medicare position and valued relationships with loyal provider and agent partners in key markets including Texas, New York and Maine.

•	Delivers an impressive MA Star quality platform that can help accelerate WellCare’s quality improvement achievement.

•	Provides an ACO business platform and industry thought leadership position to support value-based provider relationships.

•	Further diversifies WellCare’s government program portfolio by expanding our Medicare revenue and operations.

WellCare is a people-focused company. That means we know what it takes to build the kind of deep and personal relationships that Universal American has with its employees, members, providers, agents and brokers like you. It’s truly exciting to think about what we can do together.
Until this transaction is closed, WellCare and Universal American will continue to function as independent companies and will operate our businesses as usual until the transaction closes.
I look forward to this exciting new chapter.

Sincerely,

Kenneth A. Burdick

Office Address: 8725 Henderson Road  | Renaissance 1 | Tampa, FL 33634
Mailing Address: 8735 Henderson Road  | Renaissance 2 | Tampa, FL 33634

Additional Information and Where to Find It
This filing may be deemed to be solicitation material in respect of the transaction. In connection with the transaction, Universal American plans to file with the SEC and furnish to Universal American’s shareholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, UNIVERSAL AMERICAN’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Universal American’s shareholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, Universal American’s shareholders may obtain a free copy of Universal American’s filings with the SEC from Universal American’s website at http://www.universalamerican.com or by directing a request to Universal American at Universal American, 44 South Broadway, Suite 1200, White Plains, NY 10601-4411.

Participants in the Solicitation
The directors, executive officers and certain other members of management and employees of Universal American and the directors, executive officers and certain other members of management and employees of WellCare may be deemed “participants” in the solicitation of proxies from shareholders of Universal American in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of Universal American in connection with the transaction will be set forth in the proxy statement and other relevant documents to be filed with the SEC. You can find information about Universal American’s executive officers and directors in Universal American’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in Universal American’s definitive proxy statement filed with the SEC on Schedule 14A. You can find information about WellCare’s executive officers and directors in WellCare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in WellCare’s definitive proxy statement filed with the SEC on Schedule 14A.

Cautionary Statement Regarding Forward-Looking Statements
These materials and oral statements made from time to time by executive officers of WellCare may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare’s business and competitive strengths, all of which involve risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect WellCare’s business and the price of the common stock of WellCare, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Universal American and the receipt of certain governmental and regulatory

Office Address: 8725 Henderson Road  | Renaissance 1 | Tampa, FL 33634
Mailing Address: 8735 Henderson Road  | Renaissance 2 | Tampa, FL 33634

approvals, (iii) the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected time frames or at all and to successfully integrate Universal American’s operations into those of WellCare, (iv) the transaction may not result in the accretion to WellCare’s earnings or other benefits expected, (v) such integration may be more difficult, time consuming or costly than expected, (vi) revenues following the transaction may be lower than expected, (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (viii) the effect of the announcement or pendency of the transaction on WellCare’s business relationships, operating results, and business generally, risks related to the proposed transaction disrupting current plans and operations of WellCare and potential difficulties in Universal American’s employee retention as a result of the transaction, (ix) risks related to diverting management’s attention from WellCare’s ongoing business operations, (x) the outcome of any legal proceedings that may be instituted against WellCare, its officers or directors related to the merger agreement or the transaction (xi) the possibility that competing offers or acquisition proposals for Universal American will be made, (x) WellCare’s progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, (xi) WellCare’s ability to estimate and manage medical benefits expense effectively, (xii) any changes to WellCare’s government program contracts, (xiii) WellCare’s ability to access capital and (xiv) WellCare’s ability to comply with the terms of the Corporate Integrity Agreement.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. Forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which might not even anticipate. There can be no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of WellCare.

All forward-looking statements included in these materials are based upon information available to WellCare as of the date of these materials, and we assume no obligation to update or revise any such forward-looking statements.

Office Address: 8725 Henderson Road  | Renaissance 1 | Tampa, FL 33634
Mailing Address: 8735 Henderson Road | Renaissance 2 | Tampa, FL 33634